 SETTLEMENT AGREEMENT

THIS AGREEMENT, entered into this day of September, 2015, by and among Supernova Energy, Inc.; Rockford Oil Corp.; Cartonio, Inc.; Harbortown, Inc.; Navon Consulting Corp., hereinafter collectively referred to as “Plaintiffs”; and Lasso Energy, LLC and Lasso Holding, LLC, hereinafter collectively referred to as “Defendants”

WHEREAS, the Plaintiffs and Defendants are parties to litigation identified as follows:

SUPERNOVA ENERGY, INC. et al VS. LASSO ENERGY, LLC AND LASSO HOLDING, LLC

STAFFORD COUNTY CASE NO: 2015-CV-7

HARBORTOWN, INC. et al VS. LASSO ENERGY, LLC AND LASSO HOLDING, LLC

STAFFORD COUNTY CASE NO: 2015-CV-8

SUPERNOVA ENERGY, INC. VS. LASSO ENERGY, LLC AND LASSO HOLDING, LLC

BARTON COUNTY CASE NO: 2015-CV-39

SUPERNOVA ENERGY, INC., et al VS. LASSO ENERGY, LLC AND LASSO HOLDING, LLC

BARTON COUNTY CASE NO: 2015-CV-40

SUPERNOVA ENERGY, INC. et al VS. LASSO ENERGY, LLC AND LASSO HOLDING, LLC

BUTLER COUNTY CASE NO: 2015-CV-108

SUPERNOVA ENERGY, INC. VS. LASSO ENERGY, LLC AND LASSO HOLDING, LLC

PRATT COUNTY CASE NO: 2015-CV-20

hereinafter referred to as the “litigation”

WHEREAS, each of the above separate actions with the exception of Stafford County

Case No. 15-CV-8, have been consolidated in Barton County District Court Case No. 15-CV-40.

SETTLEMENT AGREEMENT Page 2

WHEREAS, the litigation involves claims by the parties all more particularly set forth therein, collectively referred to as “Parties’ Claims.”

WHEREAS, the Plaintiffs and Defendants wish to settle all of the parties’ claims all as hereinafter more particularly set out herein.

NOW THEREFORE, in consideration of the agreements hereinafter set forth, the

Plaintiffs and Defendants agree as follows:

1. That the litigation shall be dismissed and all parties will dismiss all claims with prejudice.

2. That the Plaintiffs shall pay at closing to the Defendant, subject to conditions hereinafter set out, the total sum of Sixty-two Thousand Five Hundred and 00/100 U.S. Dollars ($62,500.00) in satisfaction of all claims of the Defendant against the Plaintiffs.

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3. That Harbortown, Inc. shall assign and transfer its 23% gross working interest (.18657539 NRI) to Lasso Energy, LLC in and to the following leases:

Brenn Unit:

Oil and Gas Lease from George Budge and Etta Budge, husband and wife, Lessors, to Sinclair Prairie Oil Company, Lessee, recorded in Book 24, Page 511, Register of Deeds Office, Stafford County, Kansas, covering the South Half of the Northwest Quarter (S/2 NW/4) of Section Nineteen (19), Township Twenty-three (23) South, Range Thirteen (13) West, Stafford County, Kansas,

Oil and Gas Lease from William A. Smith and Agnes E. Smith, his wife, Lessors, to P.H. Beckerdite, Lessee, recorded in Book 26, Page 205, Register of Deeds Office, Stafford County, Kansas, covering the South Half of the Northeast Quarter (S/2 NE/4) of Section Nineteen (19), Township Twenty- three (23) South, Range Thirteen (13) West, Stafford County, Kansas, Oil and Gas Lease dated June 10, 1949, from Edna Mary Jones and Gordon N. Jones, her husband, and Audrey Opal Brenn Lietman and Henry Orr Lietman, her husband, Lessors, to P.H. Beckerdite, Lessee, recorded in Book 28, Page 259, Register of Deeds Office, Stafford County, Kansas, covering the Northeast Quarter of the Southwest Quarter (NE/4 SW/4) of Section Nineteen (19), Township Twenty-three (23) South, Range Thirteen (13) West, Stafford County, Kansas,

Oil and Gas Lease dated March 1, 1968, from Audrey Opal Lietman, a widow, Lessor, to Sterling Drilling Company, Lessee, recorded in Book 69, Page 257, Register of Deeds Office, Stafford County, Kansas, covering the Northwest Quarter and the Southeast Quarter (NW/4 SE/4) of Section Nineteen (19), Township Twenty-three (23) South, Range Thirteen (13) West, Stafford County, Kansas.

The assignment shall include assignors’ interest in all equipment, wells and well bores located on the above-described leased premises.

4. That Northumberland Resources, Inc., and Supernova Energy, Inc. shall assign and transfer their 23% gross working interest (.19665000 NRI) to Lasso Energy, LLC in and to the following leases:

Welsh-Beaver Unit

Oil and Gas Lease dated April 6, 1948, from Robigny Jacob Welsh, Jr. and Mary Louise Welsh, his wife, Lessors, to Sinclair Prairie Oil Company, Lessee, recorded in Book 25, Page 432, insofar and only insofar as said lease covered the Northeast Quarter (NE/4) of Section Sixteen (16), Township Twenty-three (23) South, Range Fourteen (14) West, Stafford County, Kansas

Oil and Gas Lease dated January 4, 1967, from Ward Beaver, Guardian and Conservator of Minnie B. Beaver, Lessor, to B. E. Shelton, Lessee, recorded in Book 66, Page 173, insofar as said lease covers the Southeast Quarter (SE/4) of Section of Section Sixteen (16), Township Twenty-three (23) South, Range Fourteen (14) West, Stafford County, Kansas

Oil and Gas Lease dated January 7, 1967, from George D. Walls, et al., Lessor, to B. E. Shelton, Lessee, recorded in Book 65, Page 381, insofar as said lease covers the Southwest Quarter (SW/4) of Section Fifteen (15), Township Twenty-three (23) South, Range Fourteen (14) West, Stafford County, Kansas

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The assignment shall include assignors’ interest in all equipment, wells and well bores located on the above-described leased premises.

5. The Defendants will transfer to Plaintiff’s nominee a 33.75% gross working interest (.28740234 net revenue interest) in and to the following described Oil and Gas Lease:

Anderson Lease

Oil and gas lease dated March 21, 1956, from Edna A. Anderson and Wilbur W. Anderson, her husband, Lessors, to Oil Trading Associates, Inc., Lessee, recorded in Book 195, Page 247, Register of Deeds Office, Barton County, Kansas, covering the Northwest Quarter (NW/4) of Section Twenty-eight (28), Township Twenty (20) South, Range Twelve (12) West, Barton County, Kansas.

which will result in Plaintiffs and/or their nominee owning 93.75% working interest (.79833980 net revenue interest. The assignment shall include assignors’ interest in all equipment, wells and well bores located on the above-described leased premises.

6. That the Defendants shall assign to Plaintiff’s nominees 45% working interest (.36000000 net revenue interest) in and to the following described Oil and Gas Lease:

Asmussen Lease

Oil and Gas Lease dated August 29, 2006, from Harry B. Clay, Jr., single, Lessor, to Leon C. Smitherman, Jr., Lessee. Said Lease covered the captioned property and was recorded in Book 2006, Page 9275, Register of Deeds Office, Butler County, Kansas

and

Oil and Gas Lease dated August 29, 2006, from Michael E. Clay and Norma J. Clay, his wife, Lessor, to Leon C. Smitherman, Jr., Lessee. Said Lease was recorded in Book 2006, Page 9274, Register of Deeds Office, Butler County, Kansas

insofar as said leases cover:

West Half of the Southeast Quarter (W/2 SE/4) of Section Sixteen (16), Township Twenty-nine (29) South, Range Four (4) East, Butler County, Kansas.

The assignment shall include assignors’ interest in all equipment, wells and well bores located on the above-described leased premises.

7. The Defendants shall assign to Plaintiff a 30% working interest (.24000120 net revenue interest) in and to the following Oil and Gas Lease:

Sanders Lease

Oil and Gas Lease dated August 9, 1957, from Earl W. Sanders, et al., Lessor to Warren Bowker, Lessee, recorded in Book 43, Page 623, Register of Deeds Stafford County, Kansas, covering the Northwest Quarter (NW/4) of Section One (1), Township Twenty-five (25), Range Fourteen (14) West, Stafford County, Kansas.

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The assignment shall include assignors’ interest in all equipment, wells and well bores located on the above-described leased premises.

8. The Defendant shall assign to Plaintiff’s nominee a 50% gross working interest (.41015625 net revenue) interest in and to the following Oil and Gas Lease:

Dannebohm Lease

Oil and Gas Lease dated June 8, 1951, from John Dannebohm, Lessor, to Petroleum, Inc., recorded in Book 159, Page 120, Register of Deeds Office, Barton County, Kansas, covering the Southwest Quarter (SW/4) of Section Thirty-six (36), Township Twenty (20) South, Range Twelve (12), West, Barton County, Kansas in addition to all of its right, title and interest in the Surface Lease and Waste Water Disposal Agreement recorded in Book 196, Page 163 register of deeds Barton County, Kansas.

The Defendants represent that they are the current owner of a 33% working interest (.27070296 net revenue interest) and agree that they will acquire an additional 17% working interest for the total of 50% working interest. If Defendants are unable to deliver the additional 17% working interest, the Plaintiffs will reduce the payment set out at paragraph 2. above to defendants by the sum of Five Thousand and 00/100 Dollars ($5,000.00). The assignment shall include assignors’ interest in all equipment, wells and well bores located on the above-described leased premises.

9. Defendants will assign to the Plaintiff’s nominee 30% working interest. The net revenue interest as to the indicated leases vary but shall include all the net revenue owned by the Defendants in and to the following Oil and Gas Leases:

Harrel D Lease

Oil and Gas Lease dated June 11, 1954, from Harley Harrel and Clara D. Harrel, his wife, Lessors, to Cities Service Oil Company, Lessee, recorded in Book 62, Page 339, covering the East Half Southeast Quarter (E/2 SE/4) of Section Twenty-seven (27), Township Twenty-nine (29) South, Range Thirteen (13) West, and the East Half of the Northeast Quarter (E/2 NE/4) of Section Thirty-four (34), Township Twenty-nine (29) South, Range Thirteen (13) West, Pratt County, Kansas

Thompson Lease:

Oil and Gas Lease dated October 13, 1989, from Dwight H. Thompson, Jr., and Doris M. Thompson, his wife, Lessors, to Sierra Financial Corporation, Inc., Lessee, recorded in Book 215, Page 650. Register of Deeds Office, Pratt County, Kansas, covering the Northeast Quarter of the Southwest Quarter (NE/4 SW/4) of Section Twenty-seven (27), Township Twenty-nine (29) South, Range Thirteen (13) West, Pratt County, Kansas

Keyes A Lease:

Oil and Gas Lease dated March 29, 1955, from Mary Temple Stoopa, a widow; J.L. Keyes, a widow, Della Harrel and Harley Harrel, her husband; Myrtle Rapp and W.B. Rapp, her husband; Lena Merriman, a widow, Dessie Humble and Warren W. Humble, her husband, Rose Lathim Moore and Earl Moore, her husband; J.F. Keyes and Clara Keyes, his wife; W.R. Keyes and Clara Keyes, his wife; Ruby Humble and Leslie L. Humble, her husband, Lessors, to Cities Service Oil Company, recorded in Book 66, Page 277, Register of Deeds Office, Pratt County, Kansas, covering the East Half of the Southeast Quarter (E/2 SE/4) of Section Thirty-four (34), Township Twenty-nine (29) South, Range Thirteen (13) West, Pratt County, Kansas

Keyes B Lease:

Oil and Gas Lease dated February 5, 1957 from Ruby Humble, et al, Lessors, to Sinclair Oil and Gas Company, Lessee, covering the Southwest Quarter (SW/4) of Section Thirty-five (35), Township Twenty-nine (29) South, Range Thirteen (13) West, Pratt County, Kansas, recorded in book 73, Page 145, Register of Deeds Office, Pratt County, Kansas

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Larrison Lease:

Oil and Gas Lease dated July 16, 1955 from Irene Larrison, et ux, Lessors, to Luke Mowbray, Lessee, covering the Southwest Quarter (SW/4) of Section Twenty-six (26), Township Twenty- nine (29) South, Range Thirteen (13) West, Pratt County, Kansas, recorded in Book 67, Page 119, Register of Deeds Office, Pratt County, Kansas

Mason Lease:

Oil and Gas Lease dated March 16, 1988, from Roy M. Wade and Mary Helen Wade, husband and wife, Lessors, to The Texas Challenge Oil Co., Inc., Lessee, recorded in Book 209, Page 391, Register of Deeds Office, Pratt County, Kansas

Oil and Gas Lease dated March 16, 1988, from Dave L. Boyer and Gloria S. Boyer, husband and wife, Lessors, to The Texas Challenge Oil Co., Inc., Lessee, recorded in Book 209, Page 109, Register of Deeds Office, Pratt County, Kansas

Oil and Gas Lease dated March 16, 1988, from Leland Chandler Scrogin and Vina Ruth Scrogin, husband and wife, Lessors, to The Texas Challenge Oil Co., Inc., Lessee, recorded in Book 209, Page 389, Register of Deeds Office, Pratt County, Kansas

Oil and Gas Lease dated March 16, 1988, from Elizabeth Ann Scrogin, a single person, Lessor, to The Texas Challenge Oil Co., Lessee, recorded in Book 209, Page 83, Register of Deeds Office, Pratt County, Kansas

Oil and Gas Lease dated March 16,1988, from Jeanne Kathleen Kridler, a single person, Lessor, to The Texas Challenge Oil Co., Inc., Lessee, recorded in Book 209, Page 111, Register of Deeds Office, Pratt County, Kansas

Oil and Gas Lease dated March 16,1988, from Shirley S. Scrogin a/k/a Shirley Stewart Scrogin, a single person, Lessor, to The Texas Challenge Oil Co., Inc., Lessee, recorded in Book 209, Page 45, Register of Deeds Office, Pratt County, Kansas

Oil and Gas Lease dated February 13, 1987, from Keith W. Mason and Bernice Mason, husband and wife, Lessors, to The Texas Challenge Oil Co., Inc., recorded in Book 204, Page 166, Pratt County, Kansas all of the above leases covering the West Half of the Southeast Quarter (W/2 SE/4) and the Southeast Quarter of the Southwest Quarter (SE/4 SW/4) of Section Twenty-Seven (27), Township Twenty-Nine (29) South, Range Thirteen (13) West, Pratt County Kansas.

The assignment shall include assignors’ interest in all equipment, wells and well bores located on the above-described leased premises.

10. Defendants will provide satisfactory proof to Navon Consulting Corporation that Defendants have submitted all required payments to the Internal Revenue Service on behalf of Navon Consulting Corporation incident its ownership interest in the Anderson Lease.

11. All claims of the Defendant in the litigation against any and all of the Plaintiffs are dismissed with prejudice.

12. All claims of the Plaintiffs in the litigation against any and all of the Defendants are dismissed with prejudice.

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13. Upon reasonable prior written notice, the Defendants shall make available for the Plaintiff’s or its designee to retrieve items of personal property removed from the Larrison lease represented by Exhibit 5 of Plaintiff’s Interrogatories which is attached, hereto, subject to the agreement that items No.6 and No. 7 of Exhibit 5 have been sold by Defendants and Defendants will replace those items with like kind and quality equipment. The items of personal property set forth in this paragraph shall be located at the Defendants yard in Chase, Kansas and shall be removed by the Plaintiff, and/or its designee, by December 1, 2015. If the items are not removed by December 1, 2015, they shall be deemed abandoned and become property of the Defendants. Defendants agree to provide reasonable access to the Plaintiffs for removal of said equipment.

14. Defendant has been the operator of the oil and gas leases above described and warrants and represents that all expenses, including all property taxes for the year 2014 and prior years, incurred incident to operating the oil and gas leases have been paid as of date of closing October 1, 2015. The Plaintiffs warrant that their interest being assigned herein above is free and clear of any liens, mortgages or encumbrances. Defendants warrant that the leases that are the subject of the assignments herein and being transferred to the Plaintiffs and/or its designee, are free and clear of any liens, mortgages, encumbrances, as to the interest being assigned. Defendants shall provide Plaintiffs at or prior to closing, proof in the form of tax receipts incident to payment of property taxes on the leases being assigned to Plaintiffs herein. Plaintiffs shall be responsible for payment of property taxes incident to the interest being assigned to them for all years subsequent to year 2014. Defendants shall be responsible for the property taxes incident to the interest assigned to it for all years subsequent to year 2014. Plaintiffs responsibility for its share of property taxes on all leases assigned to Defendants for the year 2014 and prior years have been paid as part of the consideration described in paragraph 2 herein. Defendants shall be responsible for all property taxes on all leases assigned to Plaintiffs for the year 2014 and prior years.

15. The effective date of the transfers of the assignments herein and settlement shall be October 1, 2015. The parties agree that the Defendants shall be entitled to reasonably operate consistent with normal practice and be entitled to the revenue and be obligated for the expense incident to the interest being assigned through September 30, 2015. Defendants will deliver to Plaintiffs or its nominee all well files on all leases that are being assigned to Plaintiffs herein. T1s will be signed by all parties by closing and will be filed with the Kansas Corporation Commission within ten (10) days of closing by Defendants.

16. Plaintiffs and/or their designee will assume operations of all leases assigned to them effective October 1, 2015. Plaintiffs will conduct a due diligence examination of all leases to verify that equipment is on the leases and will also review the documentation provided by Defendants through discovery in the litigation to confirm that all equipment that was located on the property during the Defendants operations thereof is accounted for. This examination will be completed on or before September 15, 2015.

17. The parties agree to execute such documents as are reasonably necessary to effect the parties agreement as set out herein. This transaction will close on October 1, 2015 at the Law Office of Bauer & Pike, LLC, 1310 Kansas Ave., Great Bend, Kansas. The parties agree to exchange copies of all closing documents on or before September 29, 2015, so that each party might ensure compliance with the terms of this Agreement prior to closing date.

18. This instrument may be executed in multiple counterparts; each so executed shall be deemed an original for all purposes.

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IN WITNESS WHEREOF the parties have cause to be executed this document the date of the acknowledgment hereto.

PLAINTIFFS
SUPERNOVA ENERGY, INC.

By /s/ Kevin Malone
Kevin Malone, President

ROCKFORD OIL CORP.

/s/ Howard Bouch
Howard Bouch,, President

CARTONIO, INC.

/s/ Vincenzo Carnovale
Vincenzo Carnovale, President

HARBORTOWN, INC.

/s/ Kenneth Liebshcer
Kenneth Liebshcer, President

NAVON CONSULTING CORP

/s/ Ruthy Navon
Ruthy Navon, President

DEFENDANTS
LASSO ENERGY, LLC

/s/ Bruce Kelso
Bruce Kelso, President

LASSO HOLDING, LLC

/s/ Bruce Kelso
Bruce Kelso, President

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